UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 16, 2013

John Bean Technologies Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-34036	91-1650317
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

70 West Madison Street

Chicago, Illinois 60602

(Address of Principal executive offices, including Zip Code)

(312) 861-5900

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07  Submission of Matters to a Vote of Security Holders.

On May 16, 2013, John Bean Technologies Corporation held its annual meeting of stockholders (the “Annual Meeting”) in Chicago, Illinois.  At the meeting, the Company’s stockholders voted on three proposals and cast their votes as described below.  The proposals are described in detail in the Company’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on March 28, 2013.

Proposal 1

The Company’s stockholders elected three individuals to the Board of Directors for a term of three years or until their successors are duly qualified and elected as set forth below:

Name	Votes For	Withheld	Broker Non-Votes
Edward (Ted) L. Doheny, II	24,936,546	658,809	2,116,278
Alan D. Feldman	24,936,863	658,492	2,116,278
James E. Goodwin	24,905,521	689,834	2,116,278

Proposal 2

The Company’s stockholders approved, on an advisory basis, the Company’s executive compensation as set forth below:

Votes For	Votes Against	Abstentions	Broker Non-Votes
25,206,306	323,058	65,991	2,116,278

Proposal 3

The Company’s stockholders ratified the appointment of KPMG LLP as the company’s independent registered public accounting firm for the 2013 fiscal year as set forth below:

Votes For	Votes Against	Abstentions	Broker Non-Votes
27,661,453	22,652	27,528	0

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JOHN BEAN TECHNOLOGIES CORPORATION

	By:	/s/ Megan J. Rattigan
Dated: May 20, 2013		Name:	Megan J. Rattigan
		Title:	Chief Accounting Officer